SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2005

                                PHOTOWORKS, INC.
             (Exact name of registrant as specified in its charter)

Washington                         000-15338                   91-0964899
(State or other jurisdiction  (Commission File No.)         (IRS Employer
   of incorporation)                                      Identification No.)

                              1260 16th Avenue West
                            Seattle, Washington 98119
                     (Address of principal executive office)

                                 (206) 281-1390
                  (Registrant's telephone number including area code)

Item 4.01. Changes in Registrant's Certifying Accountant.

         On February 28, 2005, the Audit Committee of Registrant's Board of Directors approved the engagement of Williams & Webster, P.S. as its new independent registered public accounting firm.

                                        SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHOTOWORKS, INC.


Date: March 2, 2005                     By: /s/ Loran Cashmore Bond
                                            Loran Cashmore Bond
Chief Accounting Officer